                                                                      EXHIBIT 21
                                                                      ----------


                                                         As of December 31, 1994


                      Subsidiaries of Capital Cities/ABC, Inc.
                      ----------------------------------------


                                                                Jurisdiction
                                                                     of
                                                                Incorporation
                                                                -------------

Capital Cities/ABC, Inc. (parent)                               New York
     ABC Holding Company Inc.                                   Delaware
           ABC Cable and International Broadcast, Inc.          Delaware
                (formerly Capital Cities/ABC Video
                         Enterprises, Inc.)
                ABC Asia Productions, Inc.                      Delaware
                ABC Cable and International Broadcast           Delaware
                  Worldwide Holdings, Inc.
                      (formerly Capital Cities/ABC Video
                         Enterprises Worldwide Holdings, Inc.)
                Cable LT Holdings, Inc.                         Delaware
                Capital Cities/ABC Video, Inc.                  Delaware
                Capital Cities/ABC Video Musical                Delaware
                  Investments, Inc.
                Capital Cities/ABC Video Productions, Inc.      Delaware
                      COBRA Productions, Inc.                   California
                      DIC Post, Inc.                            California
                      HAC MFP Productions, Inc.                 California
                      MFP Productions, Inc.                     California
                        (Stock in these 4 companies is held
                         by DIC Productions, L.P.,  a Delaware
                         limited partnership, in which Capital
                         Cities/ABC Video Productions, Inc. is
                         the general partner)
                      HEMPRO, Inc.                              Delaware
                           TPT, Inc.                            California
                Capital Cities/ABC Video Systems, Inc.          Delaware
                Discriminating Distribution                     Delaware
                  Enterprises, Inc.
                DSC Video, Inc.                                 Delaware
                  (50% interest is held 33% by ABC Cable and
                   International Broadcast, Inc. and 17% by
                   Cable LT Holdings, Inc.)
                French Productions, Inc.                        Delaware
                910353 Ontario Inc.                             Canada
                Spanish Productions, Inc.                       Delaware
                Top Drawer Productions, Inc.                    Delaware
                      (formerly Mexican Investments, Inc.)
           ABC Consumer Magazines Holding Company, Inc.         Delaware
           ABC Daytime Circle, Inc.                             Delaware
           ABC Network Holding Company, Inc.                    Delaware
                ABC Equipment Leasing, Inc.                     New York
                ABC Motion Pictures, Inc.                       Delaware
                ABC Records, Inc.                               New York
                      ABC Circle Music, Inc.                    New York
                      American Broadcasting Music, Inc.         New York

                ABC Theatre Holdings, Inc.                      Delaware
                      ABC Interstate Theatres, Inc.             Delaware
                      ABC Southeastern Theatres, Inc.           Delaware
                Ambro Land Holdings, Inc.                       Delaware
                      Ambroco Development Corp.                 New York
                      Broadway Development Corp.                New York
                      Columbus West Development Corp.           New York
                      67th Street Development Corp.             New York
                      66th Street Development Corp.             New York
                Circle Location Services, Inc.                  Delaware
                Stage Five Productions, Inc.                    California
                TNC Company, Inc.                               Delaware
           ABC News Holding Company, Inc.                       Delaware
                ABC News, Inc.                                  Delaware
                      ABC News InterActive, Inc.                Delaware
                ABC News Intercontinental, Inc.                 Delaware
                      Worldwide Television News Corporation     Delaware
                           Transcontinental Television, Inc.    Delaware
                           Worldwide Television News            France
                             France S.A.R.L.
                           Worldwide Television News GmbH       Germany
                           Worldwide Television News            United Kingdom
                             (U.K.) Limited
                                 Starbird Satellite Services    United Kingdom
                                   Limited
                ABC News Overseas Sales, Inc.                   Delaware
           ABC Radio Network, Inc.                              Delaware
                ABC Radio International, Inc.                   Delaware
                ABC Radio (UK) Limited                          United Kingdom
                ABC/Watermark, Inc.                             Delaware
           ABC Sports Holding Company, Inc.                     Delaware
                ABC Sports, Inc.                                New York
                      ABC Sports Intercontinental S.A.R.L.      France
                      ABC Sports Marketing, Inc.                Delaware
                      ABC Sports Video, Inc.                    Delaware
                      Baseball Ventures, Inc.                   Delaware
           American Broadcasting Companies, Inc.                Delaware
           Capital Cities/ABC Multimedia, Inc.                  Delaware
                Capital Cities/ABC Interactive                  Delaware
                  Software, Inc.
           Capital Cities/ABC National Television               Delaware
             Sales, Inc.
           Capital Cities/ABC Video Publishing, Inc.            Delaware
           Chilton Holding Company, Inc.                        Delaware
                Chilton Company                                 Delaware
                      Automotive Information                    Illinois
                        Properties, Inc.
                      Capital Cities/ABC Diversified            Germany
                        Advertising GmbH
                      The Center for Curriculum                 Delaware
                        Development, Inc.
                      Chilton Professional Automotive, Inc.     Delaware

           ESPN Holding Company, Inc.                           Delaware
                ESPN, Inc.                                      Delaware
                      Creative Post and Transfer, Inc.          Delaware
                      Creaive Sports, Inc.                      Delaware
                      English Sports, Inc.                      Delaware
                           ESPN 88                              United Kingdom
                           Transatlantic Productions, Inc.      Delaware
                      ESPN Asia, Ltd.                           Delaware
                           ESPN Asia (S) Private, Ltd.          Singapore
                      ESPN Enterprises, Inc.                    Delaware
                      ESPN India, Inc.                          Delaware
                      European Investment Company, Inc.         Delaware
                      European Media Development                Delaware
                        Company, Inc.
                      European Sports Program Network, Inc.     Delaware
                      Event Specialists, Inc.                   Delaware
                      Goal Ventures, Inc.                       Delaware
                      O.C.C. Sports, Inc.                       Delaware
                           O.P.I. Sports, Inc.                  Delaware
                      SportsTicker, Inc.                        Delaware
           Farm Progress Holding Company, Inc.                  Delaware
                Farm Progress Companies, Inc.                   Illinois
                      Farm Progress Insurance Services, Inc.    Illinois
                           Indiana Prairie Farmer Insurance     Indiana
                             Services, Inc.
                      New York Farm Show, Inc.                  New York
                The Miller Publishing Company, Inc.             Minnesota
           Hitchcock Holding Company, Inc.                      Delaware
                Hitchcock Publishing Company                    Delaware
                      Professional Exposition Management        Delaware
                        Company, Inc.
           KABC-AM Radio, Inc.                                  Delaware
           KGO Television, Inc.                                 Delaware
           KGO-AM Radio, Inc.                                   Delaware
           KLOS-FM Radio, Inc.                                  Delaware
                KLOS Syndications, Inc.                         Delaware
           L.I.C. Warehouse Realty Company, Inc.                Delaware
           Los Angeles Magazine Holding Company, Inc.           Delaware
                Los Angeles Magazine, Inc.                      Delaware
           NILS Holding Company, Inc.                           Delaware
                NILS Publishing Company                         Delaware
                      CCB/NILS, Inc.                            Delaware
                      NILS Enterprises, Inc.                    Delaware
           Premiere Cassettes Marketing, Inc.                   Delaware
           36/38/40 West 66 Realty Company, Inc.                Delaware
           WABC-AM Radio, Inc.                                  Delaware
           WLS Television, Inc.                                 Delaware
           WLS-AM Holding Company, Inc.                         Delaware
                WLS, Inc.                                       Delaware
           WLS-FM Radio, Inc                                    Delaware
           WMAL Holding Company, Inc.                           Delaware
                WMAL, Inc.                                      Delaware
           WPLJ-FM Radio, Inc.                                  Delaware
     ABC/Kane Productions International, Inc.                   Delaware
     Capital Cities/ABC Cable Holdings, Inc.                    Delaware
     Capital Cities Capital, Inc.                               Delaware

     Capital Cities Entertainment Systems, Inc.                 Delaware
     Capital Cities Media, Inc.                                 New York
           Capital Cities/ABC Publishing/Far East, Inc.         Japan
           Fairchild Media Services, Inc.                       Delaware
           Fairchild Publications S.A.R.L.                      France
           Foothills Trader, Inc.                               Connecticut
           Guilford Publishing Company, Inc.                    Delaware
           Imprint, Inc.                                        Delaware
           Mariner Newspapers, Inc.                             New York
           Newside Publications, Inc.                           Delaware
           Pennysaver of Cape Cod, Inc.                         Massachusetts
           Practical Homeowner Holding Company, Inc.            New York
           Precision Marketing Services, Inc.                   Delaware
           Quad County Publishing, Inc.                         Illinois
     Capital Cities Vision, Inc.                                New York
     CC/ABC Acquisition I Corp.                                 Delaware
     CC/ABC Acquisition II Corp.                                Delaware
     CC/ABC Acquisition III Corp.                               Delaware
     CC/ABC Acquisition IV Corp.                                Delaware
     CC/ABC Acquisition V Corp.                                 Delaware
     CC/ABC Acquisition VI Corp.                                Delaware
     CC Finance Holding Corporation                             Delaware
           Capital Cities/ABC Finance Company, Inc.             Delaware
     CC Texas Holding Co., Inc.                                 Delaware
           KTRK Television, Inc.                                Michigan
                Southfield Realty Company, Inc.                 Michigan
           Weehawken Corporation                                Delaware
     CCC Properties, Inc.                                       New York
     Great Lakes Media, Inc.                                    Michigan
           (formerly The Oakland Press Company)
     Institutional Investor, Inc.                               Delaware
           Institutional Investor (Europe) Limited              United Kingdom
     JBS Productions Holding Company, Inc.                      Delaware
           a.k.a. Productions, Inc.                             Delaware
                The Andrew Adelson Company                      California
           AMBROCO Media Group, Inc.                            Delaware
           Canaka Productions, Inc.                             Delaware
                Class of '96 Productions, Inc.                  Delaware
           Empty Chair Productions, Inc.                        Delaware
           Fifth Floor Production Music Library, Inc.
                (formerly Fifth Floor Music, Inc.)              Delaware
           Greengrass Productions, Inc.                         Delaware
           Interglobal Productions, Inc.                        Delaware
                Fogash Films Limited                            Channel Islands
           Victor Television Productions, Inc.                  Delaware
                Victor Television Productions Too, Inc.         Delaware
     The Kansas City Star Company (also owns the                Missouri
           preferred stock of Capital Cities Media, Inc.)
     KQRS Holding Corporation                                   Delaware
           KQRS, Inc.                                           Delaware
     KRXY Holding Corporation                                   Delaware
           KRXY Radio, Inc.                                     Delaware
     Legal Com of Delaware, Inc.                                Delaware
           Legal Communications Corporation                     Missouri
     Mexican Business Publishing, Inc.                          Delaware

     Mexican Publishing Company, Inc.                           Delaware
           Promotora Vina Sala, S.A. de C.V.                    Mexico
            (Stock is held 99.998% by Mexican Business
             Publishing, Inc. and .002% by Mexican
             Publishing Company, Inc.)
           Sibonei, S.A. de C.V.                                Mexico
            (Stock is held 99.998% by Mexican Publishing
             Company, Inc. and .002% by Mexican Business
             Publishing, Inc.)
                Expansion, S.A.                                 Mexico
                 (Stock is held 51% by Promotora Vina Sala,
                  S.A. de C.V. and 49% by Sibonei, S.A.
                  de C.V.)
     Nordic Investments, Inc.                                   Delaware
     Pennypower of Kansas, Inc.                                 Delaware
           Pennypower Shopping News, Inc.                       Kansas
     Southern Utah Media, Inc.                                  Delaware
     ST Partner, Inc.                                           Delaware
     Star-Telegram Newspaper, Inc.                              Delaware
           Media Transport, Inc.                                Texas
            (Stock is held by Star-Telegram Operating, Ltd.,
             a Texas limited partnership, in which ST Partner,
             Inc. is the limited partner and Star-Telegram
             Newspaper, Inc. is the managing general partner)
     Sutton Industries, Inc.                                    Delaware
           J V Z Enterprises                                    California
           PSP & D, Inc.                                        Delaware
     TV Connection, Inc.                                        Delaware
     WBAP-KSCS Partner, Inc.                                    Delaware
     WBAP-KSCS Radio, Inc.                                      Delaware
     Wilson Publishing Company                                  Rhode Island
     WJRT Acquisition Corp.                                     Delaware
      (Stock is held by CC/ABC Acquisition I Corp. and
       WJRT Associates, a Delaware limited partnership,
       in which CC/ABC Acquisition II Corp. and CC/ABC
       Acquisition III Corp. are the General Partners)
     WTVG Acquisition Corp.                                     Delaware
      (Stock is held by CC/ABC Acquisition IV Corp. and
       WTVG Associates, a Delaware limited partnership, in which CC/ABC Acquisition V Corp. and CC/ABC
       Acquisition VI Corp. are the General Partners)